UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) January 18, 2017

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

________________________________________________________________________

ITEM 3.03     Material Modifications to Rights of Security Holders.

On January 18, 2017, the board of directors (the “Board”) of Panhandle Oil and Gas Inc. (the “Company”) adopted resolutions approving an amendment and restatement of the Company’s bylaws (the “Bylaws”) to affect a change in Section 1.15 of the Bylaws (“Section 1.15”) titled Consent of Shareholders in Lieu of Meeting to conform to and be consistent with Section 1073(B) of the Oklahoma General Corporation Act (“Section 1073(B)”). Section 1073(B) provides that an Oklahoma corporation which (i) has a class of voting stock listed on a national securities exchange and (ii) has at least one thousand (1,000) shareholders of record, may not take shareholder action without a meeting unless such action is approved by written consent signed by all of the holders of all outstanding stock entitled to vote on the action.

The previous version of Section 1.15 allowed shareholders to take action by written consent if signed by the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of the Company.  The amended language in Section 1.15 provides that (i) to the extent that Section 1073(B) applies to the Company, shareholder action by written consent must be signed by the holders of all outstanding shares of Common Stock of the Company, and (ii) to the extent that Section 1073(B) ceases to apply to the Company, shareholder action by written consent must be signed by the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of the Company.

The effective date of the amended and restated Bylaws is January 18, 2017.

The foregoing description is qualified in its entirety by reference to the full text of the amended and restated Bylaws attached hereto as Exhibit 3(ii) and incorporated by reference herein.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2017, the board of directors (the “Board”) of Panhandle Oil and Gas Inc. (the “Company”) adopted resolutions approving an amendment and restatement of the Company’s bylaws (the “Bylaws”) to affect a change in Section 1.15 of the Bylaws (“Section 1.15”) titled Consent of Shareholders in Lieu of Meeting to conform to and be consistent with Section 1073(B) of the Oklahoma General Corporation Act (“Section 1073(B)”). Section 1073(B) provides that an Oklahoma corporation which (i) has a class of voting stock listed on a national securities exchange and (ii) has at least one thousand (1,000) shareholders of record, may not take shareholder action without a meeting unless such action is approved by written consent signed by all of the holders of all outstanding stock entitled to vote on the action.

The previous version of Section 1.15 allowed shareholders to take action by written consent if signed by the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of the Company.  The amended language in Section 1.15 provides that (i) to the extent that Section 1073(B) applies to the Company, shareholder action by written consent must be signed by the holders of all outstanding shares of Common Stock of the Company, and (ii) to the extent that Section 1073(B) ceases to apply to the Company, shareholder action by written consent must be signed by the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of the Company.

The effective date of the amended and restated Bylaws is January 18, 2017.

The foregoing description is qualified in its entirety by reference to the full text of the amended and restated Bylaws attached hereto as Exhibit 3(ii) and incorporated by reference herein.

ITEM 9.01     Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description
3 (ii)	Bylaws of Panhandle Oil and Gas Inc. (Amended and Restated on January 18, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

		By:	/s/ Paul F. Blanchard, Jr.
Paul F. Blanchard, Jr.,
President and CEO

DATE:	January 18, 2017

EXHIBIT INDEX

Exhibit Number	Description
3 (ii)	Bylaws of Panhandle Oil and Gas Inc. (Amended and Restated on January 18, 2017)